EXHIBIT 99(f)
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
Unaudited Pro Forma Consolidated Statement of Income
Three Months Ended March 31, 1997

                                                                Comasec
                                                              Holdings, Inc.
                                          Bacou USA           and Subsidiary
                                             At                    At                  Pro Forma                   Pro Forma
                                          March 31, 1997      March 31, 1997           Adjustments      Ref.       As Adjusted
                                          --------------      --------------           -----------      ----       -----------
                                                 (in thousands, except earnings per share)

Net Sales                                 $  26,380           $   7,341               $        -                   $    33,721

Cost of Sales                             $  12,382           $   4,418               $     (349)        1,2       $    16,451
                                          ---------           ---------               -----------                  -----------
     Gross Profit                         $  13,998           $   2,923               $      349                   $    17,270

Operating Expenses:
  Selling                                 $    4,548          $   1,129               $        -                   $     5,677
  General and Administrative              $    2,200          $     839               $      (35)        3,4       $     3,004
  Research and Development                $        -          $       -               $      338         5         $       338
  Amortization of Intangible Assets       $      888          $      12               $      167         6,7       $     1,067
                                          ----------          ---------               -----------                  ------------
     Total Operating Expenses             $    7,636          $   1,980               $      470                   $    10,086
                                          ----------          ---------               -----------                  -----------

     Operating Income                     $    6,362          $     943               $     (121)                  $     7,184

Other Expense (Income):
  Interest Expense                        $        6          $       -               $      438         8         $       444
  Interest Income                         $     (162)         $     (40)              $      (40)        9         $      (242)
  Other                                   $     (132)         $     204               $        -                   $        72
                                          ----------          ---------               -----------                  -----------

     Other Expense (Income), Net          $     (288)         $     164               $      398                   $       274
                                          ----------          ---------               -----------                  -----------
     Income Before Income Taxes           $    6,650          $     779               $     (519)                  $     6,910

Income Taxes                              $    2,518          $     299               $     (283)         10       $     2,534
                                          ----------          ---------               -----------                  -----------
Net Income                                $    4,132          $     480               $     (236)                  $     4,376
                                          ==========          =========               ==========                   ===========
Net Income Per Common and
  Common Equivalent Share                 $     0.24                                                               $      0.25
Weighted Average Common and
  Common Equivalent Shares                    17,322                                                                    17,322


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See Notes to Unaudited Pro Forma Consolidated Financial Statements

Notes to Unaudited Pro Forma Consolidated Financial Statements
March 31, 1997

                            Adjustments                                                Amount
                            -----------                                                ------
COST OF SALES:
--------------
(1) To reverse  historical  depreciation and include revised  depreciation based upon the expected useful lives and fair value of property and equipment acquired in connection with the Acquisition as follows:
          Remove old depreciation amount                                              $  (154)
          Add new depreciation amount               Cost           Useful Lives
                                                    ----           ------------
            Leasehold Improvements                  $  566,175                11      $    13
            Machinery and Equipment                 $2,569,850                11      $    58
            Tooling and Molds                       $1,998,450                 7      $    72
               Net Depreciation Adjustment                                            -------
                                                                                      $   (11)
                                                                                      -------

(2)  To reclassify research and development                                           $  (338)
                                                                                      -------
Net decrease in costs of sales                                                           (349)

GENERAL AND ADMINISTRATIVE EXPENSE:
-----------------------------------
(3)  To reclassify Amortization Expense from General and Administrative Expense
to Amortization of Intangibles.                                                       $    (8)
                                                                                      --------
(4) To reverse  historical  depreciation and include revised  depreciation based upon the expected useful lives and fair value of property and equipment acquired in connection with the Acquisition as follows:

          Remove old depreciation amount                                               $  (52)
          Add new depreciation amount               Cost            Useful Lives
                                                    ----            ------------
            Leasehold Improvements                  $ 188,725                 11       $    4
            Furniture and Fixtures                  $ 184,300                  9       $    5
            Computer Equipment                      $ 125,000                  2       $   16
                                                                                       ------
               Net Depreciation Adjustment                                             $  (27)
                                                                                       ------

               Decrease in General and Administrative Expense                          $  (35)
                                                                                       -------

(5)  To reclassify research and development                                            $  338
                                                                                       ------
AMORTIZATION OF INTANGIBLES:

(6)  To reclassify amortization expense from General and Administrative Expense
to Amortization of Intangibles                                                         $   8

(7) To reverse historical amortization and include revised amortization based upon the expected useful lives and fair value of intangible assets acquired in connection with the Acquisition as follows:

          Remove old amortization amount                                               $   (8)
          Add new amortization amount                Cost           Useful Lives
                                                     ----           ------------
            Goodwill                                 $ 11,700,000             40       $   72
            Patents                                  $  1,500,000             15       $   25
            Acquired Technology                      $  2,800,000             10       $   70
                                                                                       ------
               Net Amortization Adjustment                                             $  159
                                                                                       ------

               Increase in Amortization of Intangibles                                 $  167
                                                                                       ------

INTEREST EXPENSE:

(8) To record Interest Expense on the Acquisition Price of $27,350,000, which has been assumed to have been fully borrowed in the Unaudited Pro Forma
Consolidated Financial Statements as follows:

                                                    Indebtedness   Interest Rate
                                                    ------------   -------------
                                                    $ 27,350,000           6.40%
               Increase in Interest Expense                                            $  438
                                                                                       ------

INTEREST INCOME:

(9)  To remove interest income received on intercompany indebtedness that was
repaid as a result of the Acquisition.                                                 $  (40)
                                                                                       ------

INCOME TAXES:

(10) To record the income tax effect of pro forma adjustments at a rate of 40.0%.      $  283
This rate is based upon a Federal statutory rate equal to 35.0%, plus the effect of state and local income taxes and adjusted to exclude an income tax benefit on amortization of goodwill.
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